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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                   FORM 8-K


                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 25, 1999

                         INLAND STEEL INDUSTRIES, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                  1-9117                      36-3425828
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(State or other jurisdiction    (Commission                 (I.R.S. Employer
     of incorporation)           File Number)               Identification No.)

          30 West Monroe Street
          Chicago, Illinois                                       60603
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including are code: (312) 346-0300

                               Not Applicable
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          (Former name or former address, if changed since last report)
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Item 5. Other Events.

     The Press Release dated January 25, 1999 attached hereto as Exhibit 99.1 is incorporated herein by reference in answer to this Item 5.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 27, 1999               INLAND STEEL INDUSTRIES, INC.


                                      By: /s/   Vicki L. Avril
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                                                Vicki L. Avril
                                                Vice President - Finance and
                                                Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit
Number                      Description
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99.1           Press Release dated January 25, 1999

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